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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors of Berger Holdings, Ltd.:


   We consent to the use of our reports incorporated by reference in the Registration Statement on Form S-8 of Berger Holdings, Ltd.



                                        /s/ KPMG LLP


Philadelphia, Pennsylvania
May 2, 2001